SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUPPLEMENT DATED JANUARY 3, 2005

TO PROSPECTUS DATED APRIL 30, 2004 FOR COMPASS G

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

This supplement describes some of the U.S. income tax considerations applicable to distributions and withdrawals under Contracts issued in Puerto Rico.

As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.